SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            October 16, 2003
                                                             ----------------


                       INTERSTATE BAKERIES CORPORATION
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            (Exact name of Registrant as specified in its charter)

Delaware                                1-11165                  43-1470322
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(State or other Jurisdiction of   (Commission File Number) (I.R.S. Employer
 Incorporation)                                             Identification No.)




12 East Armour Boulevard, Kansas City, Missouri                      64111
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code    (816) 502-4000
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        (Former name or former address, if changed since last report)


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Item 5.     Other Events and Regulation FD Disclosure

      On October 16, 2003, Interstate Bakeries Corporation issued a press release announcing a comprehensive, company-wide reorganization plan designed to respond to the changing market for its products and to meet evolving customer needs. The full text of the press release is furnished as an exhibit to this report on Form 8-K.


Item 7.           Financial Statements and Exhibits

      (c)   Exhibits

      Exhibit No.       Description

      Exhibit 99 Interstate Bakeries Corporation press release dated October 16, 2003.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    INTERSTATE BAKERIES CORPORATION


Date: October 16, 2003
                                    By:  /s/ James R. Elsesser
                                         --------------------------------
                                        James R. Elsesser
                                        Chief Executive Officer



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                                  EXHIBIT INDEX


      Exhibit No.       Description

      Exhibit 99 Interstate Bakeries Corporation press release dated October 16, 2003.